UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2026

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 4100	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01    COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS
As previously disclosed by Cardlytics, Inc. (the “Company”) on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 26, 2026 (the “Prior Current Report”), on January 23, 2026, the Company, PAR Technology Corporation (“PAR”) and DB Sub, LLC, an indirectly wholly owned subsidiary of PAR (“Buyer”), entered into an asset purchase agreement (the “Purchase Agreement”), pursuant to which Buyer agreed to acquire all of the Company’s assets, properties and rights primarily related to, or primarily used in, the Company’s Bridg platform (the “Bridg Sale”), subject to certain exceptions. The information included in Item 1.01 of the Prior Current Report is incorporated herein by reference.

On March 24, 2026 (the “Closing Date”), the Company, PAR and Buyer completed the Bridg Sale. Pursuant to the Purchase Agreement, on the Closing Date, PAR delivered to the Company 1,810,222 shares of PAR’s common stock as consideration for the Bridg Sale.

The foregoing is description of certain terms of the Purchase Agreement is not complete and is qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which the Company has filed as Exhibit 10.37 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(b) Unaudited Pro Forma Condensed Consolidated Financial Statements
The following unaudited pro forma condensed consolidated financial statements of the Company reflecting the disposition of Bridg pursuant to the Purchase Agreement described above, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference into this Item 9.01.

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2025;

•Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2025, 2024 and 2023; and

•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

  (d) Exhibits

Exhibit	Exhibit Description
99.1	Cardlytics, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	March 24, 2026	By:	/s/ Amit Gupta
Amit Gupta
Chief Executive Officer (Principal Executive Officer)